UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 3, 2011

Callidus Software Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50463	77-0438629
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Callidus Software Inc.

6200 Stoneridge Mall Road, Suite 500

Pleasanton, California  94588

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (925) 251-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On October 3, 2011, Callidus Software Inc. (“Callidus”), a Delaware corporation, consummated the acquisition of Webcom Inc. (“Webcom”), a privately held Wisconsin corporation that is a leader in SaaS-based product configuration, pricing, quoting, and proposals management.

The acquistion was completed pursuant to an Agreement and Plan of Merger (the “Agreement”) among Webcom, Callidus, a wholly-owned subsidiary of Callidus and the representative of the equityholders of Webcom, whereby the wholly owned subsidiary of Callidus was merged with and into Webcom, with Webcom surviving as a wholly owned subsidiary of Callidus. The closing of the transaction occurred concurrently with the execution of the Agreement.

Pursuant to the terms of the Agreement, the aggregate consideration to acquire Webcom consisted of approximately $9.2 million in cash, including payment for Webcom’s cash and accounts receiveable of approximately $1.0 million as of the closing date, subject to final adjustments as set forth in the Agreement. A portion of the consideration is subject to a holdback in respect of the Webcom equityholders’ indemnity obligations to Callidus. In addition, Callidus may pay up to another $1.75 million in cash earn-out consideration based on Webcom attaining certain financial targets.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.       Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.01.

Item 7.01.       Regulation FD Disclosure.

Callidus announced the acquisition in a press release on October 4, 2011. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing made by Callidus under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

Item 9.01.       Financial Statement and Exhibits.

(d)                   Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated October 3, 2011, among Webcom Inc., Callidus Software Inc., Spider Acquisition Inc., and Aleksandar Ivanovic.

99.1	Press Release dated October 4, 2011

Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALLIDUS SOFTWARE INC.

Dated: October 4, 2011	By:	/s/ Ronald J. Fior

Ronald J. Fior

Senior Vice President, Finance and Operations and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated October 3, 2011, among Webcom Inc., Callidus Software Inc., Spider Acquisition Inc., and Aleksandar Ivanovic.

99.1	Press Release dated October 4, 2011